UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 4, 2020 (June 3, 2020)

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827		38-3519512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Village Center Drive,	Van Buren Township,	Michigan	48111
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	VC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07. Submission of Matters to a Vote of Security.

(a) The annual meeting of stockholders of the Company was held on June 3, 2020.

(b) At the annual meeting, the stockholders elected the Company’s nine nominees for director to serve for a one-year term beginning at the 2020 annual meeting and expiring at the 2021 annual meeting of stockholders. The stockholders also ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020, approved the Company’s executive compensation, and approved the 2020 Incentive Plan. The final voting results are set forth below.

(1) Election of directors (majority voting):

Nominee	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
James J. Barrese	26,507,768	53,458	32,122	540,096
Naomi M. Bergman	26,511,252	50,022	32,074	540,096
Jeffrey D. Jones	26,260,690	300,531	32,127	540,096
Sachin S. Lawande	26,507,558	53,915	31,875	540,096
Joanne M. Maguire	26,512,331	48,945	32,072	540,096
Robert J. Manzo	26,258,758	302,466	32,124	540,096
Francis M. Scricco	26,507,175	54,044	32,129	540,096
David L. Treadwell	25,931,049	629,862	32,437	540,096
Rouzbeh Yassini-Fard	26,510,605	50,566	32,177	540,096

(2)  Ratification of the appointment of Ernst & Young LLP:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
26,612,687	486,632	34,125	N/A

(3) Provide advisory approval of the Company’s executive compensation:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
23,867,486	2,691,589	34,273	540,096

(4) Provide approval of the Company’s 2020 Incentive Plan:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
26,206,110	382,450	4,788	540,096

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

On June 3, 2020, the Board of Directors of the Company re-appointed Mr. Francis M. Scricco as the non-executive Chairman of the Board of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

By:	/s/Brett D. Pynnonen
Brett D. Pynnonen
Senior Vice President and General Counsel

Date: June 4, 2020

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